Exhibit 10.22

SYNNEX CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2005)

This Plan Document serves as a memorialization of the amendment and restatement of the Synnex Corporation Deferred Compensation Plan effective January 1, 2005. The purpose of this Plan is to permit Officers and Directors who are designated as eligible to participate by the Company to accumulate additional income for retirement and other personal financial goals through a nonqualified deferred compensation plan that enables the Officer or Director to make elective deferrals of compensation to which he will become entitled in the future. The Company intends to maintain this Plan as an unfunded retirement plan for selected management, directors or highly compensated employees.

The Plan consists of two parts, the Synnex Corporation Deferred Compensation Plan Part A (“Part A”) and the Synnex Corporation Deferred Compensation Plan Part B (“Part B”). Part A governs all amounts held under the Plan to which a Participant had an earned and vested right as of December 31, 2004 and related earnings, gains and losses (to the extent attributable to such pre-2005 account balance). Plan B governs all other amounts held under the Plan.

The Company intends that Plan A shall not be subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and that Plan B shall be subject to such requirements. Each reference in the Plan to Code Section 409A shall also be considered a reference to guidance and regulations issued by the Internal Revenue Service or Department of Treasury with respect to Code Section 409A. In the event of any inconsistency between the provisions of the Plan and the requirements of Code Section 409A, as interpreted by the Treasury Department and the Internal Revenue Service in guidance issued thereunder, the provisions of the Plan shall be applied in a manner consistent with the requirements of Code Section 409A.

SYNNEX CORPORATION DEFERRED COMPENSATION PLAN PART A (FROZEN)

INTRODUCTION

This Synnex Corporation Deferred Compensation Plan Part A governs all amounts credited to a Participant’s Account as to which the Participant has a right that was earned and vested as of December 31, 2004 (and earnings, gains and losses on such amounts).

ARTICLE I

Definitions

As used in this Plan, the following capitalized words and phrases have the meanings indicated, unless the context requires a different meaning:

1.1 “Account” means amounts credited to the Participant under the Plan.

1.2 “Beneficiary” means the person or persons designated by the Participant, or otherwise entitled, to receive any amount credited to the Participant’s Account that remains undistributed at his death.

1.3 “Board of Directors” or “Board” means the Board of Directors of Synnex Corporation.

1.4 “Company” means Synnex Corporation, a Delaware corporation, any successor thereto and any subsidiary thereof.

1.5 “Compensation Committee” means a group of management selected by the Board of Directors to administer the Plan.

1.6 “Director” means a member of the Board of Directors of Synnex Corporation.

1.7 “Disability” means a mental or physical condition that, in the opinion of a licensed physician approved by the Compensation Committee, renders the Participant permanently incapable of satisfactorily performing his usual duties for the Company or the duties of such other position as the Company may make available to him for which he is qualified by reason of training, education or experience.

1.8 “Effective Date” means January 1, 1994, the date on which Part A of this Plan went into effect.

1.9 “Elective Contribution” means an amount credited to the Participant’s Account pursuant to a Salary Reduction Agreement.

1.10 “Officer” means a full time employee of the Company that has been designated as a corporate officer.

1.11 “Participant” means an Officer or Director designated by the Compensation Committee as eligible to participate in the Plan.

1.12 “Plan” means The Synnex Corporation Deferred Compensation Plan Part A, as memorialized herein and as from time to time amended.

1.13 “Salary Reduction Agreement” means an agreement between the Participant and the Company, under which the Participant agrees to a reduction in his compensation and the Company agrees to credit the Participant’s Account with Elective Contributions under this Plan.

1.14 “Termination of Employment” means the Participant’s separation from the service of the Company for any reason including retirement, resignation, discharge, Disability, or death.

1.15 “Valuation Date” means any date as of which the value of the Participant’s Account is determined.

1.16 Rules of Construction

1.16.1 Governing law. The construction and operation of this Plan are governed by the laws of the State of California.

1.16.2 Headings. The headings of Articles, Sections, and Subsections are for reference only and are not to be utilized in construing this Plan.

1.16.3 Gender. Unless clearly inappropriate, all pronouns of whatever gender refer indifferently to persons or objects of any gender.

1.16.4 Singular and plural. Unless clearly inappropriate, singular terms refer also to the plural number and vice versa.

1.16.5 Severability. If any provision of this Plan is held illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of this Plan as if the illegal or invalid provision did not exist.

ARTICLE II

Participant Account

2.1 Establishment of Account. An Account is maintained for the Participant for the purpose of recording the current value of his Elective Contributions, including earnings credited thereto. The Account is maintained on the books of the Company, and the Company is under no obligation to segregate any assets to provide for these liabilities.

2.2 Valuation of Account

2.2.1 Timing of Valuation. The Account is valued on any date deemed necessary by the Compensation Committee.

2.2.2 Value of Account. The value of the Participant’s Account is equal to the Participant’s Elective Contributions plus credited earnings as determined in accordance with Section 3.4.

ARTICLE III

Elective Contributions

3.1 Types of Contributions. From time to time, Elective Contributions may be credited to the Participant’s Account to the extent specified in his Salary Reduction Agreement in effect for the year.

3.2 Timing of Credits. All Elective Contributions under this Plan are deemed credited on the day on which the deferred compensation would have otherwise been paid in the absence of this Plan.

3.3 Salary Reduction Agreement

3.3.1 Authorization of Elective Contributions. By executing a Salary Reduction Agreement with respect to any calendar year, the Participant may elect to have Elective Contributions credited under the Agreement on his behalf. The current salary and bonus of the Participant will be reduced by the amount specified in his election, and an equal amount is credited under the Agreement in accordance with Section 3.1. This reduction applies only to base salary earned after the date of execution of the plan or to a bonus before the amount of bonus is ascertainable.

3.3.2 Timing of Salary Reduction Agreements. A Salary Reduction Agreement with respect to salary or bonus earned in a calendar year must be executed no later than the last day of the preceding calendar year, except that a Salary Reduction Agreement may be executed, with respect to a bonus, before the amount of the bonus is ascertainable. A Salary Reduction Agreement for initial participation in the Plan must be executed no later than thirty (30) days after the Participant is eligible to participate in the Plan and will be applied only to compensation earned after its execution or to a bonus before the amount of bonus is ascertainable. No Salary Reduction Agreement may be amended or revoked with respect to base salary after it has been earned or with respect to a bonus after the amount of bonus is ascertainable.

3.4 Crediting of Earnings on Accounts. Earnings will be credited to the Participant’s Account on a reasonable basis established by the Compensation Committee. The Compensation Committee will establish procedures for allowing the Participant to designate one or more investments as the measure of the investment return on the Participant’s Account. The Participant’s Account shall be adjusted to reflect earnings (and losses) of the investment(s) so designated. The Compensation Committee may alter any such procedures at any time. The Company is under no obligation to invest any funds in accordance with the Participant’s designations. The investment returns shall simply be book entries to the Participant’s Account. To the extent the Company should in fact acquire one or more of the designated investments, those investments shall at all times remain part of the Company’s general assets.

(a) If the Participant does not designate one or more investments as the measure of the investment return on the Participant’s Account, the Participant’s Account will be credited with interest at a rate to be determined by the Compensation Committee.

(b) The Company will credit the Participant’s Account with earnings or losses as of the last day of each month, and as of any other date specified by the Compensation Committee. The earnings or losses to be credited to the Participant’s Account for any period will be an amount equal to the total of the earnings and losses which would have been credited to the Participant’s Account if such account had actually been invested in the investment vehicles described in the paragraph above.

3.5 Nonalienability. The Participant’s rights under this Plan may not be voluntarily or involuntarily assigned or alienated. If the Participant attempts to assign his rights or enters into bankruptcy proceedings, his right to receive payments personally under the Plan will terminate, and the Compensation Committee may apply them in such manner as will, in its judgment, serve the best interests of the Participant.

ARTICLE IV

Distributions

4.1 Date of Distribution. The amount credited to the Participant’s Account will be distributed to him (or, in the event of the Participant’s death before his Account has been distributed in full, to the Participant’s Beneficiary) commencing as soon as practicable after the earliest of the following dates:

(a) Termination of Employment;

(b) Attainment of age sixty-five (65).

4.2 Hardship Benefit. In the event the Participant suffers a financial hardship (as defined hereafter), the Compensation Committee may, if it deems advisable in its sole and absolute discretion, distribute to the Participant as a hardship benefit (the “Hardship Benefit”) any portion of the Participant’s Account. Any Hardship Benefit shall be distributed at such times as the Compensation Committee shall determine, and the Participant’s Account shall be reduced by the amount so distributed. Financial hardship shall mean immediate and substantial financial need for any of the following reasons:

(a) Expenses for medical care described in Section 213(d) of the Internal Revenue Code of 1986 as amended (“Code”) previously incurred by the Participant, the Participant’s spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

(b) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

(c) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, or the Participant’s spouse, children, or dependents (as defined in Section 152 of the Code); or

(d) Payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on the residence.

A distribution is deemed necessary to satisfy an immediate and substantial financial need of a Participant only if the following requirements are satisfied:

(i) The distribution is not in excess of the amount of the immediate and substantial financial need of the Participant. The amount of an immediate and substantial financial need may include any amounts necessary to pay any federal, state, or local income taxes reasonably anticipated; and

(ii) The Participant has obtained all distributions, other than the Hardship Benefit, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Company.

4.3 Early Distributions. In the event that the Participant requests a distribution while still employed by the Company, other than a distribution described in Section 4.1 or a Hardship Benefit distribution, the Compensation Committee may, if it deems advisable in its sole and absolute discretion, distribute in the form of a lump sum cash payment any portion of the Participant’s Account. Such distribution (an “Early Distribution”) shall be made on the condition, that prior to the date of the Early Distribution, the Participant’s Account be debited an amount equal to 10% of the amount of the requested Early Distribution.

4.4 Type of Property to be Distributed. All distributions under this Plan to the Participant and Beneficiaries shall be made in cash.

4.5 Form of Distribution. The distribution of benefits to the Participant (or his Beneficiary) under this Plan shall be made in accordance with a written election made by the Participant, which election cannot be modified later than one year prior to the date of commencement of the distribution, as specified in Section 4.1, in one of the following manners:

4.5.1 Lump Sum. This form of distribution provides that the value of the Participant’s Account shall be paid in one lump sum cash payment.

4.5.2 Installments. This form of distribution provides that payments shall be made in approximately equal monthly or annual installments (as specified by the Participant) over a period not to exceed 15 years.

4.6 Manner of Distribution to Minors or Incompetents. If at any time any distributee is, in the judgment of the Compensation Committee, legally, physically or mentally incapable of receiving any distribution due to him, the distribution may, if the Compensation Committee so directs, be made to the guardian or legal representative of the distributee, or, if none exists, to any other person or institution that, in the Compensation Committee’s judgment, will apply the distribution in the best interests of the intended distributee.

4.7 Designation of Beneficiary by the Participant. The Participant shall designate a Beneficiary(ies) to receive his Account remaining at the date of the Participant’s death. The Participant may change his Beneficiary designations at any time by notifying the Compensation Committee of his changes in writing. The consent of the Participant’s current spouse is required for the designation of a Beneficiary other than such spouse, and no Beneficiary has any rights under this Plan except as are provided by its terms. If a Participant does not complete a Beneficiary designation form and is married at the time of death, the Participant’s spouse will be the sole Beneficiary under the Plan. If a Participant does not complete a Beneficiary Designation Form, and is not married at the time of death, any remaining Account balance will be paid in one lump sum to the Participant’s estate.

ARTICLE V

Miscellaneous

5.1 Plan Not a Contract of Employment. The adoption and maintenance of this Plan does not constitute a contract between the Company and the Participant or consideration for the employment of the Participant. Nothing herein contained gives the Participant the right to be retained in the employ of the Company or derogates from the right of the Company to discharge the Participant at any time without regard to the effect of such discharge upon his rights under this Plan.

5.2 No Rights Under the Plan Except as Set Forth Herein. Nothing in this Plan, express or implied, is intended, or shall be construed, to confer upon or give to any person, firm, association, or corporation, other than the parties hereto and their successors in interest, any right, remedy, or claim under or by reason of the Plan or any covenant, condition, or stipulation hereof, and all covenants, conditions and stipulations in this Plan, by or on behalf of any party, are for the sole and exclusive benefit of the parties hereto.

5.3 Benefits Are Not Funded. Benefits accrued under this Plan will not be funded in any way, and the Participant will have no claim superior to that of general creditors of the Company for the amount credited to his Account or for any distribution to which he may be entitled.

5.4 Amendment and Termination of Plan; Cessation of Deferrals. The Company shall have the right to refuse to allow the Participant to make additional deferrals of income under this Plan at any time. The Plan may be terminated or amended in whole or in part at any time by the Board of Directors in its sole discretion. Any such amendment or termination shall not affect the rights of any Participant under the Plan under its terms immediately prior to such amendment or termination, other than as may be required by law.

ARTICLE VI

Claims for Benefits

6.1 Submission of Claim. Any claim for specific benefits under this Plan shall be submitted to the Compensation Committee.

6.2 Notice of Denial of Claim. If a claim for benefits under this Plan is denied, the Compensation Committee shall provide notice to the claimant in writing of the denial within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the claimant and shall include:

(i) the specific reason or reasons for the denial;

(ii) the specific reference to the pertinent Plan provisions on which the denial is based;

(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) an explanation of the Plan’s claims review and procedures.

6.3 Extension of Time. If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefore shall be furnished to the claimant before the end of the initial 90 day period. In no event shall such extension exceed 90 days.

6.4 Review of Denial of Claim. The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which the denial is based.

SYNNEX CORPORATION DEFERRED COMPENSATION PLAN PART B

INTRODUCTION

This Synnex Corporation Deferred Compensation Plan Part B governs all deferrals after 2004, and all deferrals prior to 2005 that were not earned and vested as of December 31, 2004 (and earnings, gains and losses on such amounts).

ARTICLE I

Definitions

As used in this Plan, the following capitalized words and phrases have the meanings indicated, unless the context requires a different meaning:

1.1 “Account” means amounts credited to the Participant under the Plan.

1.2 “Beneficiary” means the person or persons designated by the Participant, or otherwise entitled, to receive any amount credited to the Participant’s Account that remains undistributed at his death.

1.3 “Board of Directors” or “Board” means the Board of Directors of Synnex Corporation.

1.4 “Company” means Synnex Corporation, a Delaware corporation, any successor thereto and any subsidiary thereof.

1.5 “Compensation Committee” means a group of management selected by the Board of Directors to administer the Plan.

1.6 “Director” means a member of the Board of Directors.

1.7 “Disability” means a mental or physical condition that, in the opinion of a licensed physician approved by the Compensation Committee, renders the Participant permanently incapable of satisfactorily performing his usual duties for the Company or the duties of such other position as the Company may make available to him for which he is qualified by reason of training, education or experience.

1.8 “Effective Date” means January 1, 2005, the date on which Part B of this Plan went into effect.

1.9 “Elective Contribution” means an amount credited to the Participant’s Account pursuant to a Salary Reduction Agreement.

1.10 “Officer” means a full time employee of the Company that has been designated as a corporate officer.

1.11 “Participant” means an Officer or Director designated by the Compensation Committee as eligible to participate in the Plan.

1.12 “Plan” means The Synnex Corporation Deferred Compensation Plan Part B, as memorialized herein and as from time to time amended.

1.13 “Salary Reduction Agreement” means an agreement between the Participant and the Company, under which the Participant agrees to a reduction in his compensation and the Company agrees to credit the Participant’s Account with Elective Contributions under this Plan.

1.14 “Specified Employee” means any Participant who is determined to be a “key employee” (as defined under Code Section 416(i) without regard to paragraph (5) thereof) of a corporation whose stock is publicly traded or an affiliate thereof, as determined in accordance with Code Section 409A. In determining whether a Participant is a Specified Employee, the following provisions shall apply:

(a) The identification of the individuals who fall within the definition of “key employee” under Code Section 416(i) (without regard to paragraph (5) thereof) shall be based upon the 12-month period ending on each December 31st (referred to below as the “identification date”). In applying the applicable provisions of Code Section 416(i) to identify such individuals, “compensation” shall be determined in accordance with Treas. Reg. §1.415(c)-2(a) without regard to (i) any safe harbor provided in Treas. Reg. §1.415(c)-2(d), (ii) any of the special timing rules provided in Treas. Reg. §1.415(c)-2(e), and (iii) any of the special rules provided in Treas. Reg. §1.415(c)-2(g).

(b) Each Participant who is among the individuals identified as a “key employee” in accordance with this Section shall be treated as a Specified Employee for purposes of this Plan if such Participant experiences a Termination of Employment during the 12-month period that begins on the April 1st following the applicable identification date.

1.15 “Termination of Employment” means the Participant’s “separation from service” (as defined under Code Section 409A) for any reason including retirement, resignation, discharge, Disability, or death.

1.16 “Valuation Date” means any date as of which the value of the Participant’s Account is determined.

1.17 Rules of Construction

1.17.1 Governing law. The construction and operation of this Plan are governed by the laws of the State of California.

1.17.2 Headings. The headings of Articles, Sections, and Subsections are for reference only and are not to be utilized in construing this Plan.

1.17.3 Gender. Unless clearly inappropriate, all pronouns of whatever gender refer indifferently to persons or objects of any gender.

1.17.4 Singular and plural. Unless clearly inappropriate, singular terms refer also to the plural number and vice versa.

1.17.5 Severability. If any provision of this Plan is held illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of this Plan as if the illegal or invalid provision did not exist.

ARTICLE II

Participant Account

2.1 Establishment of Account. An Account is maintained for the Participant for the purpose of recording the current value of his Elective Contributions, including earnings credited thereto. The Account is maintained on the books of the Company, and the Company is under no obligation to segregate any assets to provide for these liabilities.

2.2 Valuation of Account

2.2.1 Timing of Valuation. The Account is valued on any date deemed necessary by the Compensation Committee.

2.2.2 Value of Account. The value of the Participant’s Account is equal to the Participant’s Elective Contributions plus credited earnings as determined in accordance with Section 3.4.

ARTICLE III

Elective Contributions

3.1 Types of Contributions. From time to time, Elective Contributions may be credited to the Participant’s Account to the extent specified in his Salary Reduction Agreement in effect for the year.

3.2 Timing of Credits. All Elective Contributions under this Plan are deemed credited on the day on which the deferred compensation would have otherwise been paid in the absence of this Plan.

3.3 Salary Reduction Agreement

3.3.1 Authorization of Elective Contributions. By executing a Salary Reduction Agreement with respect to any calendar year, the Participant may elect to have Elective Contributions credited under the Agreement on his behalf. The current compensation of the Participant will be reduced by the amount specified in his election, and an equal amount will be credited under the Agreement in accordance with Section 3.1.

3.3.2 Timing of Salary Reduction Agreements. A Salary Reduction Agreement with respect to salary or director fees earned for services performed in a calendar year must be executed no later than the last day of the preceding calendar year, and a Salary Reduction Agreement with respect to a bonus earned for services performed in a fiscal year must be executed no later than the last day of the preceding fiscal year. Notwithstanding the foregoing, and subject to compliance with Code Section 409A, a Salary Reduction Agreement may be executed with respect to “performance-based compensation” relating to a performance period of at least 12 consecutive months, on or before the date that is six months before the end of the performance period, provided that the compensation has not yet become readily ascertainable. Performance-based compensation must be contingent on the satisfaction of organizational or individual performance criteria which, to the extent required under Section 409A, are established in writing not later than ninety (90) days after the beginning of the performance period, and the Participant must have performed services continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date of the election. A Salary Reduction Agreement for initial participation in the Plan must be executed no later than thirty (30) days after the Participant is eligible to participate in the Plan and will be applied only to compensation earned for services performed after its execution. No Salary Reduction Agreement may be amended or revoked after the foregoing deadlines.

3.4 Crediting of Earnings on Accounts. Earnings will be credited to the Participant’s Account on a reasonable basis established by the Compensation Committee. The Compensation Committee will establish procedures for allowing the Participant to designate one or more investments as the measure of the investment return on the Participant’s Account. The Participant’s Account shall be adjusted to reflect earnings (and losses) of the investment(s) so designated. The Compensation Committee may alter any such procedures at any time. The Company is under no obligation to invest any funds in accordance with the Participant’s designations. The investment returns shall simply be book entries to the Participant’s Account. To the extent the Company should in fact acquire one or more of the designated investments, those investments shall at all times remain part of the Company’s general assets.

(a) If the Participant does not designate one or more investments as the measure of the investment return on the Participant’s Account, the Participant’s Account will be credited with interest at a rate to be determined by the Compensation Committee.

(b) The Company will credit the Participant’s Account with earnings or losses as of the last day of each month, and as of any other date specified by the Compensation Committee. The earnings or losses to be credited to the Participant’s Account for any period will be an amount equal to the total of the earnings and losses which would have been credited to the Participant’s Account if such account had actually been invested in the investment vehicles described in the paragraph above.

3.5 Nonalienability. The Participant’s rights under this Plan may not be voluntarily or involuntarily assigned or alienated. If the Participant attempts to assign his rights or enters into bankruptcy proceedings, his right to receive payments personally under the Plan will terminate, and the Compensation Committee may apply them in such manner as will, in its judgment, serve the best interests of the Participant.

ARTICLE IV

Distributions

4.1 Date of Distribution. The amount credited to the Participant’s Account will be distributed to him (or, in the event of the Participant’s death before his Account has been distributed in full, to the Participant’s Beneficiary) commencing as soon as practicable, but no later than ninety (90) days, after the earliest of the following dates:

(a) Termination of Employment;

(b) Attainment of age sixty-five (65).

Notwithstanding the foregoing, if the Participant is a Specified Employee entitled to payment upon Termination of Employment, payment shall not commence until the first day after the end of the six-month period immediately following the date of Termination of Employment, or if earlier, the Participant’s death, if such delayed distribution is necessary to avoid a violation of Code Section 409A.

4.2 Hardship Benefit. In the event the Participant suffers an “unforeseeable emergency” (as defined hereafter), the Compensation Committee may, if it deems advisable in its sole and absolute discretion, distribute to the Participant as a hardship benefit (the “Hardship Benefit”) any portion of the Participant’s Account. Any Hardship Benefit shall be distributed at such times as the Compensation Committee shall determine, and the Participant’s Account shall be reduced by the amount so distributed. Unforeseeable emergency shall mean a severe financial hardship to the Participant resulting from (a) an illness or accident of the Participant, the Participant’s spouse, the Participant’s Beneficiary or the Participant’s dependent (as defined in Code Section 152 without regard to paragraphs (b)(1), (b)(2) and (d)(1)(b) thereof), (b) a loss of the Participant’s property due to casualty, or (c) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined by the Compensation Committee based on the relevant facts and circumstances.

The Hardship Benefit shall not exceed the amount necessary to satisfy the unforeseeable emergency, plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the distribution. A Participant shall not be eligible to receive a Hardship Benefit from the Plan to the extent that the unforeseeable emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by cessation of deferrals under this Plan.

If the Compensation Committee, in its sole discretion, approves a Participant’s petition for a Hardship Benefit from the Plan, the distribution shall be made in a lump sum no later than sixty (60) days after the date of such approval. In addition, in the event of such approval the Participant’s outstanding deferral elections under the Plan shall be cancelled.

(i) A Participant’s deferral elections under this Plan shall also be cancelled to the extent the Compensation Committee determines that such action is required for the Participant to obtain a hardship distribution from the Company’s 401(k) plan pursuant to Treas. Reg. §1.401(k)-1(d)(3).

4.3 Type of Property to be Distributed. All distributions under this Plan to the Participant and Beneficiaries shall be made in cash.

4.4 Form of Distribution. The distribution of benefits to the Participant (or his Beneficiary) under this Plan shall be made in accordance with a written election made by the Participant, no later than the deadline for submitting the Salary Reduction Agreement applicable to such benefits, in one of the following manners:

4.4.1 Lump Sum. This form of distribution provides that the value of the Participant’s Account shall be paid in one lump sum cash payment.

4.4.2 Installments. This form of distribution provides that payments shall be made in approximately equal monthly or annual installments (as specified by the Participant) over a period not to exceed 15 years.

If a Participant does not make any election with respect to the form of distribution of the benefit, then such Participant shall be deemed to have elected to receive the distribution as a lump sum.

A Participant may elect to change the form of distribution by submitting a written election in accordance with the following requirements:

(a) The election shall not take effect until at least twelve (12) months after the date on which the election is made;

(b) The payment with respect to which the election is made must be deferred for a period five (5) years from the date such payment would otherwise have been made (or in the case of installment payments, five (5) years from the date the first amount was scheduled to be paid); and

(c) The election must be made at least twelve (12) months before the date that the payment was scheduled to be paid (or in the case of installment payments, twelve (12) months before the date the first amount was scheduled to be paid).

4.5 Manner of Distribution to Minors or Incompetents. If at any time any distributee is, in the judgment of the Compensation Committee, legally, physically or mentally incapable of receiving any distribution due to him, the distribution may, if the Compensation Committee so directs, be made to the guardian or legal representative of the distributee, or, if none exists, to any other person or institution that, in the Compensation Committee’s judgment, will apply the distribution in the best interests of the intended distributee.

4.6 Designation of Beneficiary by the Participant. The Participant shall designate a Beneficiary(ies) to receive his Account remaining at the date of the Participant’s death. The Participant may change his Beneficiary designations at any time by notifying the Compensation Committee of his changes in writing. The consent of the Participant’s current spouse is required for the designation of a Beneficiary other than such spouse, and no Beneficiary has any rights under this Plan except as are provided by its terms. If a Participant does not complete a Beneficiary designation form and is married at the time of death, the Participant’s spouse will be the sole Beneficiary under the Plan. If a Participant does not complete a Beneficiary Designation Form, and is not married at the time of death, any remaining Account balance will be paid in one lump sum to the Participant’s estate.

ARTICLE V

Miscellaneous

5.1 Plan Not a Contract of Employment. The adoption and maintenance of this Plan does not constitute a contract between the Company and the Participant or consideration for the employment of the Participant. Nothing herein contained gives the Participant the right to be retained in the employ of the Company or derogates from the right of the Company to discharge the Participant at any time without regard to the effect of such discharge upon his rights under this Plan.

5.2 No Rights Under the Plan Except as Set Forth Herein. Nothing in this Plan, express or implied, is intended, or shall be construed, to confer upon or give to any person, firm, association, or corporation, other than the parties hereto and their successors in interest, any right, remedy, or claim under or by reason of the Plan or any covenant, condition, or stipulation hereof, and all covenants, conditions and stipulations in this Plan, by or on behalf of any party, are for the sole and exclusive benefit of the parties hereto.

5.3 Benefits Are Not Funded. Benefits accrued under this Plan will not be funded in any way, and the Participant will have no claim superior to that of general creditors of the Company for the amount credited to his Account or for any distribution to which he may be entitled. No assets will be set aside, directly or indirectly, in a trust or other arrangement outside the United States for purposes of paying compensation under the Plan.

5.4 Amendment and Termination of Plan; Cessation of Deferrals. The Company shall have the right to refuse to allow the Participant to make additional deferrals of income under this Plan at any time. The Plan may be terminated or amended in whole or in part at any time by the Board of Directors in its sole discretion. Any such amendment or termination shall not affect the rights of any Participant under the Plan under its terms immediately prior to such amendment or termination, other than as may be required by law. The distribution of benefits under the Plan shall not be accelerated unless permitted under Code Section 409A.

ARTICLE VI

Claims for Benefits

6.1 Submission of Claim. Any claim for specific benefits under this Plan shall be submitted to the Compensation Committee.

6.2 Notice of Denial of Claim. If a claim for benefits under this Plan is denied, the Compensation Committee shall provide notice to the claimant in writing of the denial within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the claimant and shall include:

(i) the specific reason or reasons for the denial;

(ii) the specific reference to the pertinent Plan provisions on which the denial is based;

(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) an explanation of the Plan’s claims review and procedures.

6.3 Extension of Time. If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial 90 day period. In no event shall such extension exceed 90 days.

6.4 Review of Denial of Claim. The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which the denial is based.

Appendix A to Synnex Corporation Deferred Compensation Plan Part B

Opportunity to Make New (or Revise Existing) Distribution Elections

The Company may, to the extent permitted by Notice 2006-79, provide a limited period in which Participants may elect new distribution dates with respect to amounts subject to the terms of the Plan by submitting elections on or before the deadline established by the Company, which in no event shall be later than December 31, 2007 (unless a later date is permitted in future transition relief from the Internal Revenue Service or Treasury Department). Any distribution election(s) made by a Participant, and accepted by the Company, in accordance with this Appendix A shall not be treated as a change in either the form or timing of a Participant’s benefit payment for purposes of Code Section 409A. If any distribution election submitted by a Participant in accordance with this Appendix A either (a) relates to an amount that would otherwise be paid to the Participant in 2007, or (b) would cause an amount to be paid to the Participant in 2007, such election shall not be effective.

IN WITNESS WHEREOF, the Company has caused this Amendment and Restatement of the Synnex Corporation Deferred Compensation Plan, effective January 1, 2005, to be memorialized in its name and behalf on this 7th day of January, 2008, by its officer thereunto duly authorized.

SYNNEX CORPORATION

By:	/s/ SIMON Y. LEUNG
Simon Y. Leung General Counsel and Corporate Secretary